UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2005

Hanover Direct, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08056	13-0853260
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 Harbor Boulevard, Weehawken, NJ	07086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(201) 863-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

In a Current Report on Form 8-K filed by Hanover Direct, Inc.(the “Company”) on March 18, 2005, the Company reported that it had completed the sale of the stock of Gump’s Corp. and Gump’s By Mail, Inc. which had been wholly owned subsidiaries of the Company. The two subsidiaries have been accounted for as discontinued operations and this Form 8-K/A is being filed to provide the financial information required by Item 9.01(b) of Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(b) Exhibits

Exhibit 99.1, Unaudited Pro Forma Consolidated Balance Sheet and Statement of Income to reflect the discontinued operations treatment of Gump’s Corp. and Gump’s By Mail, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER DIRECT, INC.
(Registrant)

February 21, 2006	By:	/s/ John W. Swatek
	Name:	John W. Swatek
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

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